UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                     September 11, 2006 (September 7, 2006)


                                 BTHC III, INC.
             (Exact name of registrant as specified in its charter)


Delaware                              0-51891                20-4494098
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(State or other jurisdiction         (Commission             (IRS Employer
of incorporation)                    File Number)            Identification No.)


                     12890 Hilltop Road, Argyle, Texas 76226
                     ---------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (972) 233-0300


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 1.01         Entry into a Material Definitive Agreement.

         On September 7, 2006, BTHC III, INC. (the "Company") entered into a definitive Share Exchange Agreement (the "Share Exchange Agreement") with Sutor Steel Technology Co., Ltd., a British Virgin Islands corporation ("Sutor"), and the stockholders of Sutor, Messrs. Feng Gao and Lifang Chen (the
"Stockholders"). Other than in respect to this transaction and a financial advisory agreement entered into in connection with this transaction between an affiliate of our sole officer and director and an affiliate of Sutor, neither Sutor nor the Stockholders has had a material relationship with the Company or any of the Company's officers, directors or affiliates or any associate of any such officer or director.

         Pursuant to the Share Exchange Agreement, the Stockholders have agreed to transfer all of the shares of the capital stock of Sutor held by them, constituting all of the issued and outstanding stock of Sutor, in exchange for a number of newly issued shares of the Company's Common Stock that will, in the aggregate, constitute at least 50.1% of the issued and outstanding capital stock of the Company on a fully-diluted basis as of and immediately after the consummation of the transactions contemplated by the Share Exchange Agreement (the "Closing") and after giving effect to a proposed financing transaction that will result in gross proceeds to the Company of at least $25 million (the "Financing").

     The Closing is subject to several conditions, including the following:

     o No material adverse change shall have occurred with respect to Sutor or the Company;

     o Sutor shall have delivered audited financial statements for the fiscal years ended June 30, 2005, 2004 and 2003 and unaudited financial statements for the interim period;

     o    The Financing shall be completed simultaneously with the Closing;

     o Sutor shall have received an opinion from its legal counsel in the People's Republic of China that confirms the legality under Chinese law of the restructuring being effected by Sutor in connection with the Share Exchange Agreement and that is otherwise satisfactory to the Company, the Stockholders, Sutor and the investors in the Financing;

     o The parties to the Share Exchange Agreement shall have agreed upon the number of shares of the Company's common stock to be issued to the Stockholders in exchange for the Sutor shares held by the Stockholders;

     o Sutor shall have provided the Company and the Stockholders with reasonable assurances that the Company will be able to comply with its obligation to file a current report on Form 8-K within one business day following the Closing containing the requisite audited financial statements of Sutor and the other disclosure regarding Sutor required by Form 8-K;

     o The Company shall have completed its due diligence relating to Sutor and the Stockholders and the results thereof shall be satisfactory to the Company in its sole discretion and Sutor and the Stockholders shall have completed their due diligence relating to the Company and the results thereof shall be satisfactory to Sutor and the Stockholders in their sole discretion;



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     o    The Company shall have entered into a  registration  rights  agreement with such parties as indicated by the Company and the form and substance thereof shall be reasonably satisfactory to the Company;

     o The Company shall have maintained its status as a company whose common stock is quoted on the Over-the-Counter Bulletin Board and no reason shall exist as to why such status shall not continue immediately following the Closing and the Company shall have filed all reports required to be filed by it under federal securities laws through the Closing date.


         Timothy Halter, the sole officer and director of the Company, will agree to resign from all offices that he holds effective as of the Closing and as a director effective on the tenth day following the mailing to the stockholders of the Company of an information statement that conforms with the requirements of Rule 14f-1 of the Securities Exchange Act of 1934. At the Closing, Guoxiang Ni will be appointed as the Chief Executive Officer and President of the Company, and as a director of the Company. Mr. Ni is currently the Chief Executive Officer of Sutor.

         In the Share Exchange Agreement, the Company also agreed to file a certificate of completion with the United States Bankruptcy Court for the Northern District of Texas, Dallas Division, evidencing the Closing for purposes of satisfying the Company's final obligation under its confirmed plan of bankruptcy.

         The Company also agreed to exclusively work with Sutor in connection with the business combination contemplated by the Share Exchange Agreement and to not solicit or encourage any other proposals that are inconsistent with the transactions contemplated by the Share Exchange Agreement.

         The parties to the Share Exchange Agreement also agreed to give each other access to their respective business and financial information. The parties also agreed to deliver disclosure schedules that provide exceptions to the representations and warranties made in the Share Exchange Agreement by the parties at least ten business days prior to the Closing. Each party has the right to terminate the Share Exchange Agreement if the party objects to the information contained in the other party's disclosure letter or the contents of any agreement or other document listed thereon.

         The Company is also required under the Share Exchange Agreement to use commercially reasonable efforts to effect the Financing.

         In addition to customary termination provisions, either party can terminate the agreement if the Closing does not occur on or before May 31, 2007, by reason of the failure of any condition precedent as long as the failure does not result primarily from that party itself breaching a representation, warranty or covenant contained in the Share Exchange Agreement.

Item 9.01.        Financial Statements and Exhibits.

         (d)      Exhibits.

                  10.1 Share Exchange Agreement, dated September 7, 2006, among the Company, Sutor and the Stockholders.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             BTHC III, INC.



                             By: /s/ Timothy Halter
                                ------------------------------------------------
                                Name: Timothy Halter
                                Title: President, Chief Executive Officer, Chief Financial Officer and Sole Director
Dated: September 11, 2006




















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                                  EXHIBIT INDEX



Exhibit No.       Description of Exhibit

10.1 Share Exchange Agreement, dated September 7, 2006, among the Company, Sutor and the Stockholders.